UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 15, 2005


                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                                    --------
                 (State or other jurisdiction of incorporation)


            001-05767                                      54-0493875
            ---------                                      ----------
   (Commission File Number)                             (I.R.S. Employer
                                                    Identification Number)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (804) 527-4000
               (Registrant's telephone number,including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

On  December  15,  2005,  the  Circuit  City  Stores,  Inc.  Executive  Deferred
Compensation   Plan  was  amended  to  provide  for  its   termination  and  the
distribution of account balances to participants no later than December 31, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              CIRCUIT CITY STORES, INC.



              By:      /s/ Reginald D. Hedgebeth
                       ---------------------------
                       Reginald D. Hedgebeth
                       Senior Vice President, General Counsel and Secretary


Dated:   December 21, 2005